UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported) : November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as Depositor under the Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-AR2)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-AR2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On November 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-AR2

-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  November 26, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002

               CSFB Mortgage Pass-Through Certificates, Series 2002-AR2
                        Statement to Certificate Holders
                               November 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA       132,515,000.00     102,133,372.12    7,480,265.73     550,376.66     8,030,642.39       0.00      0.00       94,653,106.39
IIA1     161,534,000.00     133,448,171.91    6,713,138.66     256,257.56     6,969,396.22       0.00      0.00      126,735,033.25
IIA2       5,077,000.00       4,194,264.80      210,993.38       8,595.91       219,589.29       0.00      0.00        3,983,271.42
IIM1      12,000,000.00      12,000,000.00            0.00      30,793.33        30,793.33       0.00      0.00       12,000,000.00
IIM2       4,154,000.00       4,154,000.00            0.00      13,342.42        13,342.42       0.00      0.00        4,154,000.00
IIB        1,846,133.00       1,846,133.00            0.00       7,360.43         7,360.43       0.00      0.00        1,846,133.00
IB1        3,155,000.00       3,128,030.59        3,109.91      16,856.34        19,966.25       0.00      0.00        3,124,920.68
IB2        1,683,000.00       1,668,613.47        1,658.95       8,991.83        10,650.78       0.00      0.00        1,666,954.52
IB3        1,122,000.00       1,112,408.97        1,105.96       5,994.55         7,100.51       0.00      0.00        1,111,303.01
AR               100.00               0.00            0.00           0.00             0.00       0.00      0.00                0.00
IB4          771,000.00         764,409.37          759.98       4,119.25         4,879.23       0.00      0.00          763,649.39
IB5          491,000.00         486,802.86          483.98       2,623.28         3,107.26       0.00      0.00          486,318.88
IB6          491,413.00         487,212.33          484.39       2,625.49         3,109.88       0.00      0.00          486,727.94
TOTALS   324,839,646.00     265,423,419.42   14,412,000.94     907,937.05    15,319,937.99       0.00      0.00      251,011,418.48

IIX      184,611,133.00     156,565,625.37            0.00     725,524.84       725,524.84          0.00      0.00   149,641,493.33

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA       22540VTR3      770.73065027     56.44844531      4.15331593    60.60176123    714.28220496           IA         6.466564 %
IIA1     22540VTS1      826.13054781     41.55867285      1.58640014    43.14507299    784.57187496           IIA1       2.230000 %
IIA2     22540VUP5      826.13054954     41.55867244      1.69310813    43.25178058    784.57187709           IIA2       2.380000 %
IIM1     22540VTU6    1,000.00000000      0.00000000      2.56611083     2.56611083  1,000.00000000           IIM1       2.980000 %
IIM2     22540VTV4    1,000.00000000      0.00000000      3.21194511     3.21194511  1,000.00000000           IIM2       3.730000 %
IIB      22540VTZ5    1,000.00000000      0.00000000      3.98694460     3.98694460  1,000.00000000           IIB        4.630000 %
IB1      22540VTW2      991.45185103      0.98570840      5.34273851     6.32844691    990.46614263           IB1        6.466564 %
IB2      22540VTX0      991.45185383      0.98571004      5.34273916     6.32844920    990.46614379           IB2        6.466564 %
IB3      22540VTY8      991.45184492      0.98570410      5.34273619     6.32844029    990.46614082           IB3        6.466564 %
AR       22540VUA8        0.00000000      0.00000000      0.00000000     0.00000000      0.00000000           AR         6.466564 %
IB4      22540VUB6      991.45184176      0.98570687      5.34273671     6.32844358    990.46613489           IB4        6.466564 %
IB5      22540VUC4      991.45185336      0.98570265      5.34272912     6.32843177    990.46615071           IB5        6.466564 %
IB6      22540VUD2      991.45185414      0.98570856      5.34273615     6.32844471    990.46614558           IB6        6.466564 %
TOTALS                  817.09059435     44.36650858      2.79503152    47.16154010    772.72408578

IIX      22540VUE0      848.08333509      0.00000000      3.93001672     3.93001672    810.57675612           IIX        0.000000 %
--------------------------------------------------------------------------------------------------------- -------------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4494
                              Fax: (212) 623-5930
                         Email: mark.volosov@chase.com



                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               November 25, 2002
---------------------------------------------------------------------------------------------------------

                          Scheduled Principal Payments (Total)                                          220,046.99
                                                group 1                                                 109,144.84
                                                group 2                                                 110,902.15

                          Principal Prepayments (Total)                                              14,191,953.95
                                                group 1                                               7,378,724.06
                                                group 2                                               6,813,229.89

                          Repurchase Principal (Total)                                                        0.00
                                                group 1                                                       0.00
                                                group 2                                                       0.00

                          Substitution Amounts (Total)                                                        0.00
                                                group 1                                                       0.00
                                                group 2                                                       0.00

                          Net Liquidation Proceeds (Total)                                                    0.00
                                                group 1                                                       0.00
                                                group 2                                                       0.00

                          Other Principal Adjustments (Total)                                                 0.00
                                                group 1                                                       0.00
                                                group 2                                                       0.00

Sec. 4.04(a)(v)           Beginning Number of Loans Outstanding (Total)                                        808
                                                group 1                                                        300
                                                group 2                                                        508

                          Beginning Aggregate Loan Balance (Total)                                  266,346,476.06
                                                group 1                                             109,780,850.69
                                                group 2                                             156,565,625.37

                          Ending Number of Loans Outstanding (Total)                                           765
                                                group 1                                                        277
                                                group 2                                                        488

                          Ending Aggregate Loan Balance (Total)                                     251,934,475.12
                                                group 1                                             102,292,981.79
                                                group 2                                             149,641,493.33

Sec. 4.04(a)(vi)          Servicing Fees (Total, including Master Servicing Fees and PMI Fees)           70,641.13
                                                group 1                                                  36,050.11
                                                group 2                                                  34,591.02

                          Trustee Fee (Total)                                                               554.89
                                                group 1                                                     228.71
                                                group 2                                                     326.18

Sec. 4.04(a)(viii)        Current Advances (Total)                                                             N/A
                                                group 1                                                        N/A
                                                group 2                                                        N/A

                          Aggregate Advances (Total)                                                           N/A
                                                group 1                                                        N/A
                                                group 2                                                        N/A

Section 4.04(a)(ix)       Delinquent Mortgage Loans

                                  Group 1
                                                                            Principal
                                 Category              Number                Balance               Percentage
                                 1 Month                         2             1,309,122.62                  1.28 %
                                 2 Month                         0                     0.00                  0.00 %
                                 3 Month                         0                     0.00                  0.00 %
                                 Total                       2                 1,309,122.62                  1.28 %
                                  Group 2
                                                                            Principal
                                 Category              Number                Balance               Percentage
                                 1 Month                         9             2,374,624.78                  1.59 %
                                 2 Month                         2               703,884.26                  0.47 %
                                 3 Month                         3             1,021,355.72                  0.68 %
                                  Total                         14             4,099,864.76                  2.74 %
                                  Group Totals
                                                                            Principal
                                 Category              Number                Balance               Percentage
                                 1 Month                        11             3,683,747.40                  1.46 %
                                 2 Month                         2               703,884.26                  0.28 %
                                 3 Month                         3             1,021,355.72                  0.41 %
                                  Total                         16             5,408,987.38                  2.15 %

                          * Delinquent Bankruptcies are included in the table above.


                          Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2              556,082.38                  0.37 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2              556,082.38                  0.22 %

                                                * Only Current Bankruptcies are reflected in the table above.

                          Group 2 Balance of Bankruptcies Delinquent 31 to 60 Days                                     0.00

                                                * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.

                          Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           3              986,161.66                  0.96 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          25            8,771,412.26                  5.86 %


                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          28            9,757,573.92                  3.87 %

Section 4.04(a)(xi)       REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           4            1,158,863.96                  0.77 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           4            1,158,863.96                  0.46 %

Section 4.04(a)(xii)      Current Realized Losses (Total)                                                           0.00
                                                group 1                                                             0.00
                                                group 2                                                             0.00

                          Cumulative Realized Losses (Total)                                                        0.00
                                                group 1                                                             0.00
                                                group 2                                                             0.00

Section 4.04(a)(xiii)     Weighted Average Term to Maturity (Deal)                                                   346
                                                Group 1                                                              344
                                                Group 2                                                              348

Group 2 Trigger Event     Trigger Event Occurrence                                                                  YES

                          (Is Rolling 3 Month Delinquency Rate > the lessor of 12% and the Sr. Enhancement% x 50%?)
                          Rolling 3 Month Delinquency Rate                                                          7.51932 %
                          The lessor of 12% and the Sr. Enhancement% x 50%                                          5.46358 %

Group 2 O/C Reporting     Targeted Overcollateralization Amount                                                    923,055.67
                          Ending Overcollateralization Amount                                                      923,055.67
                          Ending Overcollateralization Deficiency                                                        0.00
                          Group I Excess Interest Amount                                                             4,574.20
                          Overcollateralization Release Amount                                                           0.00
                          Monthly Excess Interest                                                                  725,524.84
                          Payment to Class II-X                                                                    725,524.84


